Series Number:  1
For period ending 5/31/12

48)	Investor, A, B, C & R
First $500 million 1.000%
Next $500 million 0.950%
Next $2 billion 0.900%
Next $2 billion 0.850%
Over $5 billion 0.800%

Institutional
First $500 million 0.800%
Next $500 million 0.750%
Next $2 billion 0.700%
Next $2 billion 0.650%
Over $5 billion 0.600%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                     1,495
                                Institutional Class                488
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 1,150
                                B Class                                                                                 8
        C Class                                                66
                                R Class                                                                                 47

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.0358
                               Institutional Class                                                      $0.0413
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.0291
        B Class                                           $0.0113
        C Class                                            $0.0113
        R Class                                                      $0.0224

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           42,796
                              Institutional Class     11,863

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   39,243
B Class                             684
                                    C Class                                                             5,926
R Class                             2,199

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $5.68
                                Institutional Class  $5.69

           2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $5.68
B Class                            $5.67
                                    C Class                                                            $5.67
R Class                            $5.68

Series Number:  2
For period ending 5/31/12

48).                 Investor, A, B, C & R
First $1 billion 1.100%
Next $2 billion 1.000%
Next $2 billion 0.950%
Over $5 billion 0.900%

Institutional
First $1 billion 0.900%
Next $2 billion 0.800%
Next $2 billion 0.750%
Over $5 billion 0.700%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                     3,474
                                Institutional Class                1,663
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 2,781
                                B Class                                                                                 60
        C Class                                                255
                                R Class                                                                                 169

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.0383
                               Institutional Class                                                      $0.0446
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.0316
        B Class                                           $0.0181
        C Class                                            $0.0181
        R Class                                                      $0.0271

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           88,714
                              Institutional Class     39,951

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   87,721
B Class                             2,994
                                    C Class                                                             14,111
R Class                             6,419

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $6.64
                                Institutional Class  $6.65

           2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $6.63
B Class                            $6.62
                                    C Class                                                            $6.63
R Class                            $6.62

Series Number:  3
For period ending 5/31/12

48)	Investor, A, B, C & R
First $1 billion 1.200%
Next $2 billion 1.100%
Next $2 billion 1.050%
Over $5 billion 1.000%

Institutional
First $1 billion 1.000%
Next $2 billion 0.900%
Next $2 billion 0.850%
Over $5 billion 0.800%

72DD)                        1. Total income dividends for which record date passed during the period
                                Investor Class                                                                     6,055
                                Institutional Class                2,325
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 2,831
        B Class                                                0
                                C Class                                                                                 0
                                R Class                                                                                 82

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.1019
                               Institutional Class                                                      $0.1324
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.0638
        B Class                                           $0.0000
        C Class                                            $0.0000
        R Class                                                      $0.0340

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           54,260
                              Institutional Class     22,782

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   43,209
B Class                             1,315
                                    C Class                                                             7,289
R Class                             2,489

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $7.66
                                Institutional Class  $7.62

           2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $7.70
B Class                            $7.68
                                    C Class                                                            $7.66
R Class                            $7.72

Series Number:  4
For period ending 5/31/12

48)	Investor, A, C & R
1.360%
Institutional
1.160%

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           289
                              Institutional Class     141

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   120
                                    C Class                                                             50
R Class                             50

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $9.70
                                Institutional Class  $9.70

           2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $9.69
                                    C Class                                                            $9.66
R Class                            $9.68